UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 22, 2026
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DXC TECHNOLOGY COMPANY
(Exact name of registrant as specified in its charter)
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Nevada	001-38033	61-1800317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20408 Bashan Drive, Suite 231
Ashburn, Virginia 20147
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (703) 972-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DXC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of DXC Technology Company (the “Company”) was held on July 21, 2026. The Company previously filed with the Securities and Exchange Commission a proxy statement, which describes in detail each of the five proposals submitted to stockholders at the Annual Meeting. No item other than the five items addressed below and described in the proxy statement was submitted at the Annual Meeting for stockholder action.

The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the proxy statement, are as follows:

Proposal 1. The stockholders elected all nine director nominees to serve until the 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified. The votes with respect to the election of each of the nine directors were as follows:

Nominees	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
David A. Barnes	111,433,830	6,336,618	427,801	16,937,354
Raul J. Fernandez	116,045,866	1,760,063	392,320	16,937,354
Anthony Gonzalez	111,227,945	6,518,720	451,584	16,937,354
David L. Herzog	110,769,663	7,046,461	382,125	16,937,354
Pinkie D. Mayfield	112,316,997	5,455,010	426,242	16,937,354
Dawn Rogers	115,280,213	2,543,260	374,776	16,937,354
Carrie W. Teffner	115,391,465	2,431,866	374,918	16,937,354
Akihiko Washington	113,582,168	4,202,006	414,075	16,937,354
Robert F. Woods	115,653,345	2,157,742	387,162	16,937,354

Proposal 2. The stockholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2027. The votes with respect to the ratification of the appointment of Deloitte & Touche LLP were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
131,492,552	3,442,991	200,060	—

Proposal 3. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as described in the proxy statement. The votes with respect to such approval were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
58,933,641	58,851,361	413,247	16,937,354

Proposal 4. The stockholders did not approve a term extension and an increase in the number of shares of common stock available for issuance under the amended and restated DXC Technology Company 2017 Omnibus Incentive Plan. The votes with respect to such proposal were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
49,829,849	67,900,669	467,731	16,937,354

Proposal 5. The stockholders approved a term extension and an increase in the number of shares of common stock available for issuance under the amended and restated DXC Technology Company 2017 Non-Employee Director Incentive Plan. The votes with respect to such approval were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
104,629,678	13,298,218	270,353	16,937,354

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXC TECHNOLOGY COMPANY

Dated:	July 22, 2026	By:	/s/ Matthew Fawcett
		Name:	Matthew Fawcett
		Title:	EVP, General Counsel and Secretary